UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2022

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On April 7, 2022, FuelCell Energy, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, three proposals were submitted to a vote of the holders of shares of common stock of the Company. The voting results with respect to those three proposals were as follows:

(1)	Election of seven directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NAME OF DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
James H. England	96,588,686	2,981,090	1,031,337	84,167,348
Jason Few	96,974,054	2,672,055	955,004	84,167,348
Matthew F. Hilzinger	93,534,460	6,036,847	1,029,806	84,167,348
Natica von Althann	96,153,994	3,409,900	1,037,219	84,167,348
Cynthia Hansen	96,747,523	2,812,237	1,041,353	84,167,348
Donna Sims Wilson	96,437,350	3,123,730	1,040,033	84,167,348
Betsy Bingham	96,602,781	2,932,086	1,066,246	84,167,348

Accordingly, each of James H. England, Jason Few, Matthew F. Hilzinger, Natica von Althann, Cynthia Hansen, Donna Sims Wilson, and Betsy Bingham have been re-elected as directors.

(2)	Ratification of selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.

VOTES FOR: 176,595,855

VOTES AGAINST: 6,630,666

ABSTENTIONS: 1,541,940

BROKER NON-VOTES: 0

Accordingly, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022 has been ratified.

(3)	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement.

VOTES FOR: 87,991,400

VOTES AGAINST: 11,238,801

ABSTENTIONS: 1,370,912

BROKER NON-VOTES: 84,167,348

Accordingly, the compensation of the Company’s named executive officers as set forth in the “Executive Compensation” section of the proxy statement has been approved by the stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 8, 2022	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer and Treasurer